                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 15, 1998


                              THE FIFTH THIRD BANK
             (Exact name of registrant as specified in its charter)

           Ohio                      333-856                     31-0854433
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


38 Fountain Square Plaza, Cincinnati, Ohio                            45263
 (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report.)

Item 5.    Other Events

           None.


Item 7.    Financial Statements and Exhibits

           Exhibit 20 - Monthly Servicing Report



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   The Fifth Third Bank
                                                   (Registrant)



Date:  April 15, 1998                              /s/:  NEAL E. ARNOLD
                                                   --------------------
                                                   Neal E. Arnold
                                                   Senior Vice President &
                                                   Chief Financial Officer